UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 21, 2012

GOOGLE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50726	77-0493581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Google’s 2012 Stock Plan and 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility

On June 21, 2012, at the 2012 Annual Meeting of Stockholders of Google Inc. (“Google”), Google’s stockholders approved the Google Inc. 2012 Stock Plan and the Google Inc. 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility. A description of these plans is set forth in Google’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 9, 2012 and is qualified in its entirety by reference to the full text of these plans, copies of which are filed as Exhibits 10.01 and 10.02 to this Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to Google’s stockholders at the 2012 Annual Meeting of Stockholders held on June 21, 2012:

1.	The election of 10 directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

2.	The ratification of the appointment of Ernst & Young LLP as Google’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

3.	The approval of the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation comprising the following three proposals:

3A.	The approval of the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to establish the Class C capital stock and to make certain clarifying changes.

3B.	The approval of the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 6 billion to 9 billion.

3C.	The approval of the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to provide for the treatment of shares of Class A common stock in a manner that is at least as favorable as the shares of Class B common stock.

4.	The approval of Google’s 2012 Stock Plan.

5.	The approval of Google’s 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility.

6.	A stockholder proposal regarding an advisory vote on political contributions.

7.	A stockholder proposal regarding mandatory arbitration of certain shareholder claims.

8.	A stockholder proposal regarding equal shareholder voting.

For more information about the foregoing proposals, see Google’s definitive proxy statement dated May 9, 2012.

Holders of the shares of Class A common stock are entitled to one vote per share and holders of the shares of Class B common stock are entitled to 10 votes per share. Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at this annual meeting. In addition, holders of the shares of Class B common stock voted as a separate class on the proposal to approve the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation (comprising three proposals).

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

1.	Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Larry Page	821,524,043	13,539,353	28,473,937
Sergey Brin	821,058,849	14,004,547	28,473,937
Eric E. Schmidt	820,638,835	14,424,561	28,473,937
L. John Doerr	796,996,442	38,066,954	28,473,937
Diane B. Greene	830,200,159	4,863,237	28,473,937
John L. Hennessy	800,813,256	34,250,140	28,473,937
Ann Mather	801,072,031	33,991,365	28,473,937
Paul S. Otellini	797,253,838	37,809,558	28,473,937
K. Ram Shriram	820,187,500	14,875,896	28,473,937
Shirley M. Tilghman	815,873,107	19,190,289	28,473,937

The 10 nominees were elected to Google’s Board of Directors and will serve as directors until Google’s next annual meeting or until their respective successors are duly elected and qualified.

2.	Ratification of Appointment of Ernst & Young LLP as Google’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2012

The results of the voting were 861,377,964 votes for, 1,507,794 votes against, and 651,575 abstentions. There were no broker non-votes on this matter. The appointment of Ernst & Young LLP as Google’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified.

3.	Approval of the Adoption of Google’s Fourth Amended and Restated Certificate of Incorporation comprising the following three proposals:

3A.	The approval of the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to establish the Class C capital stock and to make certain clarifying changes.

3B.	The approval of the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 6 billion to 9 billion.

3C.	The approval of the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to provide for the treatment of shares of Class A common stock in a manner that is at least as favorable as the shares of Class B common stock.

The results of the voting on Proposal Numbers 3A, 3B, and 3C, with (1) holders of the shares of Class A common stock and holders of the shares of Class B common stock voting together as a single class, and (2) holders of the shares of Class B common stock voting as a separate class, are set forth below:

	Proposal Number 3A		Proposal Number 3B		Proposal Number 3C
	Holders of Shares of Class A Common Stock and Holders of Shares of Class B Common Stock Voting Together as a Single Class	Holders of Shares of Class B Common Stock Voting as a Separate Class	Holders of Shares of Class A Common Stock and Holders of Shares of Class B Common Stock Voting Together as a Single Class	Holders of Shares of Class B Common Stock Voting as a Separate Class	Holders of Shares of Class A Common Stock and Holders of Shares of Class B Common Stock Voting Together as a Single Class	Holders of Shares of Class B Common Stock Voting as a Separate Class
Votes For	674,411,170	646,819,460	675,685,992	646,819,460	798,576,232	646,819,460
Votes Against	160,067,710	0	158,729,728	0	35,736,945	0
Abstentions	584,335	0	647,495	0	749,755	0
Broker Non- Votes	28,474,118	0	28,474,118	0	28,474,401	0

Each of the proposals comprising Proposal Number 3 had been cross-conditioned upon the approval by Google’s stockholders of all of the proposals comprising Proposal Number 3. The approval of each of the proposals comprising Proposal Number 3 constituted the requisite approval of the adoption of the Google’s Fourth Amended and Restated Certificate of Incorporation as required by Delaware law. The adoption of Google’s Fourth Amended and Restated Certificate of Incorporation was approved.

4.	Approval of Google’s 2012 Stock Plan

The results of the voting were 673,835,311 votes for, 160,535,207 votes against, 692,672 abstentions, and 28,474,143 broker non-votes. Google’s 2012 Stock Plan was approved.

5.	Approval of Google’s 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility

The results of the voting were 676,204,541 votes for, 158,174,848 votes against, 683,876 abstentions, and 28,474,068 broker non-votes. Google’s 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility was approved.

6.	Stockholder Proposal Regarding an Advisory Vote on Political Contributions

The results of the voting were 6,995,169 votes for, 807,879,913 votes against, 20,187,757 abstentions, and 28,474,494 broker non-votes. The stockholder proposal regarding an advisory vote on political contributions was defeated.

7.	Stockholder Proposal Regarding Mandatory Arbitration of Certain Shareholder Claims

The results of the voting were 2,980,698 votes for, 830,806,516 votes against, 1,275,669 abstentions, and 28,474,459 broker non-votes. The stockholder proposal regarding mandatory arbitration of certain shareholder claims was defeated.

8.	Stockholder Proposal Regarding Equal Shareholder Voting

The results of the voting were 147,240,478 votes for, 686,884,401 votes against, 938,344 abstentions, and 28,474,110 broker non-votes. The stockholder proposal regarding equal shareholder voting was defeated.

Item 7.01.	Regulation FD Disclosure.

On June 22, 2012, Google filed the Fourth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. As previously reported, Google’s recapitalization is the subject of pending litigation. Once this litigation has been resolved, Google expects its Board of Directors to consider the declaration of a dividend of one share of Class C capital stock for each share of Class A common stock and Class B common stock outstanding as of a record date to be determined at that time by the Board of Directors. Google cannot predict when the pending litigation will be resolved, but does not expect it to occur before the fourth quarter of 2012.

Item 8.01.	Other Events.

On June 26, 2012, Google issued a press release announcing that it had posted a short presentation (the “Presentation”) focusing on the general framework of Google’s financial disclosure to incorporate the results of former Motorola Mobility Holdings, Inc. Copies of the press release and the Presentation are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.01	Google Inc. 2012 Stock Plan

10.02	Google Inc. 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility

99.1	Press release dated June 26, 2012

99.2	Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOGLE INC.

Date: June 26, 2012	/s/ Donald S. Harrison
Donald S. Harrison Vice President and Deputy General Counsel